LIMITED POWER OF ATTORNEY
       The undersigned hereby
constitutes and appoints Randy S. Hyne,
with full power of substitution, as the
undersigned's true and lawful attorney-
in-fact to:
 	(1) prepare, execute in the
undersigned's name and on the
undersigned's behalf, and submit to the
U.S. Securities and Exchange
Commission (the "SEC") a Form ID,
including amendments thereto, and any
other documents necessary or
appropriate to obtain codes and
passwords enabling the undersigned to
make electronic filings with the SEC of
reports required by Section 16(a) of the
Securities Exchange Act of 1934, as
amended, or any rule or regulation of
the SEC;
       (2) execute for and on behalf of
the undersigned, in the undersigned's
capacity as officer and/or director of
Fossil Group, Inc. (the "Company"),
Forms 144, 3, 4, 5 and any Schedules
13D or 13G in accordance with Rule
144, Section 16(a) or Section 13 of the
Securities Exchange Act of 1934, as
amended, and the rules thereunder;
       (3)  do and perform any and all
acts for and on behalf of the undersigned
that may be necessary or desirable to
complete and execute any such Form
144, 3, 4, or 5 or Schedule 13D or 13G,
complete and execute any amendment or
amendments thereto, and timely file
such forms with the SEC and any stock
exchange or similar authority; and
       (4) take any other action of any
type whatsoever in connection with the
foregoing that, in the opinion of the
attorney-in-fact, may be of benefit to, in
the best interest of, or legally required
by, the undersigned, it being understood
that the documents executed by the
attorney-in-fact on behalf of the
undersigned pursuant to this Power of
Attorney shall be in such form and shall
contain such terms and conditions as the
attorney-in-fact may approve in such
attorney-in-fact's discretion.
       The undersigned hereby grants
to the attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever
requisite, necessary, or proper to be
done in the exercise of any of the rights
and powers herein granted, as fully to all
intents and purposes as the undersigned
might or could do if personally present,
with full power of substitution or
revocation, hereby ratifying and
confirming all that such attorney-in-fact,
or such attorney-in-fact's substitute or
substitutes, shall lawfully do or cause to
be done by virtue of this power of
attorney and the rights and powers
herein granted. The undersigned
acknowledges that the foregoing
attorney-in-fact, in serving in such
capacity at the request of the
undersigned, is not assuming, nor is the
Company assuming, any of the
undersigned's responsibilities to comply
with Section 16 or Section 13 of the
Securities Exchange Act of 1934, as
amended.
       This Power of Attorney shall
remain in full force and effect until the
undersigned is no longer required to file
Forms 144, 3, 4, 5, and any Schedules
13D or 13G with respect to the
undersigned's holdings of and
transactions in securities issued by the
Company, unless earlier revoked by the
undersigned in a signed writing
delivered to the foregoing attorney-in-
fact.
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       IN WITNESS WHEREOF, the
undersigned has caused this Power of
Attorney to be executed as of this 1st
day of May, 2022.
/s/ William B. Chiasson

William B. Chiasson
Signature page to Limited Power of
Attorney]